Current Report on Form 8-K/A

                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                              ---------------------

                                    FORM 8-K

                                 Amendment No. 1

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported): May 1, 2000

                            WEBFINANCIAL CORPORATION

             (Exact name of registrant as specified in its charter)




          DELAWARE                      0-631                    56-2043000
(State or other jurisdiction    (Commission File Number)      (IRS Employer
      of incorporation)                                      Identification No.)


                        150 East 52nd Street, 21st Floor
                            New York, New York 10022
                     --------------------------------------
                     Address of principal executive offices


        Registrant's telephone number, including area code: 877/431-2942




          -------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Item 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

(a)      Previous independent accountants

         (i) On May 1, 2000, WebFinancial Corporation (the "Company") dismissed KPMG LLP ("KPMG"), as its independent accountants.

         (ii) The audit reports of KPMG on the consolidated financial statements of WebFinancial Corporation as of December 31, 1999 and 1998, and for the year ended December 31, 1999, the eleven-month period ended December 31, 1998, and the year ended January 31, 1998 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

         (iii) The Registrant's Board of Directors participated in and approved the decision to change independent accountants.

         (iv) In connection with the audits of the Company's consolidated financial statements for each of the two fiscal years ended December 31, 1999 and 1998, and in the subsequent interim period through May 1, 2000 there were no "disagreements," as that term is defined in the instructions to Form 8-K and the regulations applicable to Item 4 of Form 8-K, with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which "disagreements," if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the "disagreement" in their report.


          (v) The Registrant has requested that KPMG furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A letter from KPMG concerning its agreement or disagreement with the disclosures made in this Report on Form 8-K will be filed as required by Item 304(a)(3) of Regulation S-K promptly upon receipt by the Company.

(b)      New independent accountants

         The Registrant engaged Grant Thornton LLP as the Company's auditors on May 4, 2000. The Registrant has not consulted with Grant Thornton LLP during the past two fiscal years concerning the application of accounting principles or any issues relating to accounting, auditing or financial reporting.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits

         Exhibit 16: Letter from KPMG LLP dated May 4, 2000 and received May 8, 2000.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               WEBFINANCIAL CORPORATION


Dated: May 12, 2000                            By:  /s/ Warren G. Lichtenstein
                                                    --------------------------
                                               Name:  Warren G. Lichtenstein
                                               Title:  Chairman of the Board and
                                               Chief Executive Officer